                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               BUDGET GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                 (BUDGET LOGO)

                                                                  April 19, 2001

Dear Stockholder:

     We cordially invite you to attend our 2001 Annual Meeting of Stockholders on Thursday, May 17, 2001 beginning at 9:00 a.m. local time. The meeting will be held at our newest Reservation Call Center at 20 Lake Boulevard in Redding, California, (530) 229-3000.

     The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be transacted at the annual meeting, including the election of three Class I directors.

     It is important that your shares be represented at the annual meeting. Whether or not you plan to attend, please complete, sign and date the enclosed proxy card and return it in the enclosed postage prepaid envelope. If you attend the annual meeting and vote in person, your proxy card will not be used. The prompt return of your proxy card will save the expense involved in further communication.

     Your Board of Directors and I look forward to seeing you at the annual meeting.

                                               Very truly yours,

                                               /s/ SANFORD MILLER

                                               SANFORD MILLER
                                               Chairman of the Board and
                                               Chief Executive Officer

                                 (BUDGET LOGO)

                               BUDGET GROUP, INC.

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 17, 2001

                             ---------------------

TO OUR STOCKHOLDERS:

     The 2001 Annual Meeting of Stockholders of Budget Group, Inc. will be held at our newest Reservation Call Center at 20 Lake Boulevard in Redding, California, (530) 229-3000 on Thursday, May 17, 2001, beginning at 9:00 a.m. local time. At the meeting, stockholders will act on the following matters:

          (1) election of three Class I directors, each for a term of three years; and

          (2) any other matters that properly come before the meeting.

     Stockholders of record at the close of business on March 26, 2001 are entitled to attend and vote at the meeting or any postponement or adjournment.

                                 By order of the Board of Directors,

                                 /s/ SANFORD MILLER

                                 SANFORD MILLER
                                 Chairman of the Board and Chief Executive
                                 Officer

April 19, 2001
Daytona Beach, Florida

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, THE PROXY CARD WILL NOT BE USED. IF THE PROXY CARD IS MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE, NO POSTAGE IS REQUIRED. THE PROMPT RETURN OF YOUR PROXY CARD WILL SAVE US THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ABOUT THE MEETING...........................................    1
  Why Am I Receiving This Proxy Statement And Proxy Card?...    1
  What Is The Purpose Of The Annual Meeting?................    1
  Who Is Entitled To Vote?..................................    1
  How Many Votes Does Each Share Of Common Stock Entitle Its
     Holder To Cast?........................................    1
  Who Can Attend The Meeting?...............................    1
  How Many Votes Do You Need To Hold The Meeting?...........    2
  How Do I Vote?............................................    2
  Can I Change My Vote After I Return My Proxy Card?........    2
  Will My Shares Be Voted If I Do Not Sign And Return My
     Proxy Card?............................................    2
  Can My Shares Be Voted On Matters Other Than Those
     Described In This Proxy Statement?.....................    2
  What Are The Board's Recommendations?.....................    3
  What Vote Is Required To Approve Each Item?...............    3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.............    4
ELECTION OF DIRECTORS.......................................    6
  Directors Standing For Election...........................    6
     Who Are The Nominees This Year?........................    6
     What If A Nominee Is Unwilling To Serve?...............    6
     What Is The Background Of This Year's Nominees?........    6
  Directors Continuing In Office............................    7
     What Is The Background Of The Directors Not Standing
      For Election This Year?...............................    7
     How Are Directors Compensated?.........................    8
     How Often Did The Board Meet During 2000?..............    8
     What Committees Has The Board Established?.............    8
     Audit Committee Report.................................    9
  Executive Officers........................................   10
  Executive Compensation....................................   11
     Executive Compensation Summary Table...................   11
     Option Cancellations During 2000.......................   12
     Option Grants During 2000 and Year-End Option Values...   12
     Aggregated Option Exercises During 2000 And Year-End
      Option Values.........................................   13
     Performance Graph......................................   14
     Compensation Committee Report On Executive
      Compensation..........................................   14
     Compensation Committee Interlocks And Insider
      Participation.........................................   16
  Certain Relationships And Related Transactions............   17
     Consulting Services....................................   17
     Executive Severance Agreements.........................   17
     Leases.................................................   17
     Peninsula Bank.........................................   18
     Credit Suisse First Boston Corporation.................   18
     McDonald Investments, Inc..............................   18
     Sale of Businesses.....................................   18
     Executive Stock Purchase Program.......................   19
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....   19
INDEPENDENT AUDITORS........................................   19
OTHER MATTERS...............................................   19
ADDITIONAL INFORMATION......................................   20
ANNEX A

                               BUDGET GROUP, INC.
                                125 BASIN STREET
                                   SUITE 210
                          DAYTONA BEACH, FLORIDA 32114

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     This Proxy Statement contains information regarding the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Budget Group, Inc. ("Budget" or the "Company"). The meeting will be held on Thursday, May 17, 2001, beginning at 9:00 a.m., at our newest Reservation Call Center at 20 Lake Boulevard in Redding, California, (530) 229-3000. The proxy card enclosed with this Proxy Statement is being solicited by the Budget Board of Directors. Voting material for the meeting, which includes this Proxy Statement, the enclosed proxy card and our 2000 Annual Report, will be mailed to our stockholders on or about April 19, 2001.

                               ABOUT THE MEETING

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving a Proxy Statement and proxy card because you own shares of Class A or Class B common stock of Budget. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so you can make an informed decision.

     When you sign the proxy card, you appoint Sanford Miller and Robert L. Aprati as your representatives at the meeting. Mr. Miller and Mr. Aprati will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the annual meeting, stockholders will elect three Class I directors and any other matters which may properly come before the meeting. In addition, management will report on the performance of Budget during 2000 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

     Only stockholders of record at the close of business on the record date, March 26, 2001, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. At the close of business on the record date, 35,474,072 shares of Budget's Class A common stock and 1,936,550 shares of Budget's Class B common stock were outstanding and are entitled to vote at the annual meeting.

HOW MANY VOTES DOES EACH SHARE OF COMMON STOCK ENTITLE ITS HOLDER TO CAST?

     Holders of Class A common stock are entitled to one vote per share, and holders of Class B common stock are entitled to ten votes per share on each matter to be voted on at the meeting. No cumulative voting rights are authorized and dissenter's rights of appraisal under Delaware law or the rules of the New York Stock Exchange do not apply to the matter being proposed.

WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and may be accompanied by guests. Registration and seating will begin at 8:30 a.m. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Shares for which the stock certificates have not been issued in your name and which are held in the name of your brokerage firm are known as shares held in "street name." If you hold your shares in street name you must bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

HOW MANY VOTES DO YOU NEED TO HOLD THE MEETING?

     Our bylaws provide that the presence in person or by proxy of the holders of a majority of the combined voting power of all shares of common stock issued and outstanding on the record date and entitled to vote at the meeting is required to hold the meeting and conduct business. This is called a "quorum."

     Brokerage firms have the authority under New York Stock Exchange rules to submit proxies for shares owned by its customers but held in street name and the customer has not provided voting instructions. Proxy cards received from brokerage firms for shares held in street name will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining if a quorum is present even if proxy cards received are marked "ABSTAIN".

HOW DO I VOTE?

     YOU MAY VOTE BY MAIL. You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted FOR the three named nominees.

     YOU MAY VOTE IN PERSON AT THE MEETING. Written ballots will be passed out to anyone who wants to vote at the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker to vote at the meeting.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Budget either a notice of revocation or an executed proxy card with a later date. The powers of the proxy holders will be suspended if you attend the meeting in person AND SO REQUEST. Attendance at the meeting will not by itself revoke a previously granted proxy.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

     If your shares are held in street name, the brokerage firm holding your shares may vote your shares on certain "routine" matters, such as the election of directors. Therefore, if you do not vote your proxy, your brokerage firm may submit a proxy for your shares and either vote your shares on routine matters, or leave your shares unvoted.

     A brokerage firm cannot vote customers' shares on "non-routine" matters. Therefore, if your shares are held in street name and you do not vote your proxy, your shares may not be voted on non-routine matters. Shares not voted by the brokerage firm on non-routine matters will not be counted in determining the number of shares necessary for approval. Shares represented by proxies submitted by brokerage firms for shares owned by its customers will, however, be counted in determining whether there is a quorum.

CAN MY SHARES BE VOTED ON MATTERS OTHER THAN THOSE DESCRIBED IN THIS PROXY STATEMENT?

     Budget does not know of any items other than those referred to in this Proxy Statement which may properly come before the meeting or other matters incident to the conduct of the meeting. Should the election of any person as a Director, in place of a nominee named in this proxy statement who becomes unable to serve or for good cause will not serve, properly come before the meeting, the proxies received will be voted for substitute nominee(s) designated by the Board of Directors or if no such substitute nominees are designated by the Board of Directors then in accordance with the discretion of the proxy holders. As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this Proxy Statement pursuant to the rules of the Securities and Exchange Commission, it is intended that proxies received will be voted in accordance with the discretion of the proxy holders.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote FOR election of the three nominees for Class I directors (see page 6).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors. Consequently, shares not voted, whether by marking "ABSTAIN" on your proxy card, proxies submitted by brokerage firms without customer instructions and where no vote for the election of directors is indicated, or otherwise, have no impact on the election of directors. Unless a properly executed proxy card is marked "WITHHOLD AUTHORITY," the proxy given will be voted "FOR" the three nominees for director.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Unless otherwise indicated, the following table sets forth certain information, as of March 26, 2001, with respect to the beneficial ownership of our common stock by (1) each person known by us to beneficially own more than 5% of either class of common stock, (2) each director or nominee for director, (3) our named executive officers and (4) all directors and executive officers as a group. As of March 26, 2001, we had outstanding 35,474,072 shares of Class A common stock and 1,936,550 shares of Class B common stock. This table also gives effect to shares that may be acquired pursuant to options and conversion of Class B common stock into Class A common stock as described in the footnotes below.

                                       CLASS A COMMON STOCK              CLASS B COMMON STOCK           PERCENT OF
                                  -------------------------------   -------------------------------    TOTAL VOTING
                                    NUMBER OF        PERCENT OF       NUMBER OF        PERCENT OF     POWER OF COMMON
                                  CLASS A SHARES   CLASS A SHARES   CLASS B SHARES   CLASS B SHARES        STOCK
                                   BENEFICIALLY     BENEFICIALLY     BENEFICIALLY     BENEFICIALLY       ACTUALLY
DIRECTORS AND EXECUTIVE OFFICERS     OWNED(A)          OWNED           OWNED(A)          OWNED           OWNED(B)
--------------------------------  --------------   --------------   --------------   --------------   ---------------
Sanford Miller...                   1,236,213(d)        3.4%            983,250(d)        48.8%            17.0%
Mark R. Sotir...                       60,485(e)          *                  --             --                *
William S. Johnson...                       0             *                  --             --                *
Robert L. Aprati...                    56,975(f)          *                  --             --                *
Ronald D. Agronin...                   32,500(g)          *                  --             --                *
James F. Calvano...                   102,500(h)          *                  --             --                *
Martin P. Gregor...                    31,405(i)          *                  --             --                *
F. Perkins Hixon...                   215,000(i)          *                  --             --                *
Jeffrey D. Congdon...                 604,700(j)        1.7%            515,400           25.6              9.6%
John P. Kennedy...                    570,166(k)        1.6%            515,400           25.6              9.5%
Dr. Stephen L. Weber...                35,300(h)          *                  --             --                *
All directors and executive
  officers as a group (11
  persons)...                       2,945,244(l)        7.8%          2,014,050(m)       100.0%            36.7%
5% STOCKHOLDERS
                    --
AXA Financial Inc...                2,075,000(n)        5.9%                 --             --              3.8%
Dimensional Fund Advisors
  Inc.......                        3,173,900(o)        9.3%                 --             --              5.8%

                                    PERCENT OF
                                   TOTAL VOTING
                                  POWER OF COMMON
                                       STOCK
                                   BENEFICIALLY
DIRECTORS AND EXECUTIVE OFFICERS     OWNED(C)
--------------------------------  ---------------
Sanford Miller...                      18.1%
Mark R. Sotir...                          *
William S. Johnson...                     *
Robert L. Aprati...                       *
Ronald D. Agronin...                      *
James F. Calvano...                       *
Martin P. Gregor...                       *
F. Perkins Hixon...                       *
Jeffrey D. Congdon...                   9.6
John P. Kennedy...                      9.5
Dr. Stephen L. Weber...                   *
All directors and executive
  officers as a group (11
  persons)...                          37.8%
5% STOCKHOLDERS
                    --
AXA Financial Inc...                    3.8%
Dimensional Fund Advisors
  Inc.......                            5.8%

------------------------------

 *   Less than 1%
(a) In determining the number and percent of shares beneficially owned by each person, shares that may be acquired by such person pursuant to options, convertible notes or convertible preferred stock exercisable or convertible within 60 days of March 26, 2001 are deemed outstanding for purposes of determining the total number of outstanding shares for such person and are not deemed outstanding for such purpose for all other stockholders. To the best of our knowledge, except as otherwise indicated, beneficial ownership includes sole voting and dispositive power with respect to all shares.
(b) Includes shares of Class A and Class B common stock owned directly or indirectly.
(c) Includes shares of Class A and Class B common stock owned directly or indirectly plus shares of Class A and Class B common stock issuable upon exercise of options which are exercisable within 60 days.
(d) Includes (i) 905,750 shares of Class A common stock issuable upon conversion of Class B common stock, (ii) 77,500 shares of Class A common stock issuable upon conversion of Class B common stock issuable upon exercise of options granted under our 1994 Incentive Stock Option Plan (the "1994 Employee Option Plan") and 2000 Stock Plan, (iii) 8,000 shares of Class A common stock owned by Mr. Miller's minor children but with respect to which Mr. Miller has sole voting and dispositive power, (iv) 16,666 shares of Class A common stock representing a one-third interest in 50,000 shares of Class A common stock held by MCK Real Estate Corporation in which Mr. Miller owns one-third interest and shares voting and dispositive power with Mr. Congdon and Mr. Kennedy and (v) 4,399 shares of Class A common stock held by the Budget Group, Inc. SavingsPlus Plan (the "SavingsPlus Plan"). Mr. Miller's address is 125 Basin Street, Suite 210, Daytona Beach, Florida 32114.

(e) Includes (i) 30,000 shares of Class A common stock issuable upon exercise of options granted under 1994 Employee Option Plan, and (ii) 860 shares of Class A common stock held by the SavingsPlus Plan.
(f) Includes (i) 22,500 shares of Class A common stock issuable upon exercise of options granted under the 1994 Employee Option Plan, and (ii) 1,226 shares of Class A common stock held by the SavingsPlus Plan.
(g) Includes 22,500 shares of Class A common stock issuable upon exercise of options granted under the Budget Group, Inc. 1994 Directors' Option Plan ("1994 Directors' Plan").
(h) Includes 27,500 shares of Class A common stock issuable upon exercise of options granted under the 1994 Directors' Plan.
(i) Includes 15,000 shares of Class A common stock issuable upon exercise of options granted under the 1994 Directors' Plan.
(j) Includes (i) 515,400 shares of Class A common stock issuable upon conversion of Class B common stock, (ii) 16,669 shares of Class A common stock owned by the Congdon Family Foundation, Inc. (the "Foundation"), of which Mr. Congdon and his wife share voting and dispositive power as the President and Treasurer and Vice President and Secretary, respectively, of the Foundation, (iii) 16,666 shares of Class A common stock representing a one-third interest in 50,000 shares of Class A common stock held by MCK Real Estate Corporation in which Mr. Congdon owns one-third interest and shares voting and dispositive power with Mr. Miller and Mr. Kennedy; and
     (iv) 1,584 shares of Class A common stock held by the SavingsPlus Plan. Mr. Congdon's address is Woodland Corporate Center One, 7602 Woodland Drive, Suite 150, Indianapolis, Indiana 46278-2706.
(k) Includes (i) 515,400 shares of Class A common stock issuable upon conversion of Class B common stock, (ii) 15,000 shares of Class A common stock issuable upon exercise of options granted under the 1994 Directors' Plan, and (iii) 16,666 shares of Class A common stock representing a one-third interest in 50,000 shares of Class A common stock held by MCK Real Estate Corporation in which Mr. Kennedy owns one-third interest and shares voting and dispositive power with Mr. Miller and Mr. Congdon. Mr. Kennedy's address is 131 Church Street, Suite 210, Burlington, Vermont 05401.
(l) Includes (i) 1,936,600 shares of Class A common stock issuable upon conversion of Class B common stock, (ii) 77,500 shares of Class A common stock issuable upon conversion of Class B common stock issuable upon exercise of options granted under the 1994 Employee Option Plan, (iii) 175,000 shares of Class A common stock issuable upon exercise of options granted under the 1994 Employee Option Plan, and (iv) 8,069 shares of Class A common stock held by the SavingsPlus Plan.
(m) Includes 77,500 shares of Class B common stock issuable upon exercise of options granted under the 1994 Employee Option Plan.
(n) Represents shares of Class A common stock owned by affiliates and subsidiaries of AXA Financial, Inc. (formerly known as The Equitable Companies Incorporated) ("AXA") as follows: (i) 1,225,000 shares of Class A common stock held by The Equitable Life Assurance Society of the United States; and (ii) 850,000 shares of Class A common stock held by Alliance Capital Management L.P. The Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. This information is included in reliance upon a Schedule 13G filed by AXA with the Securities and Exchange Commission (the "Commission") on February 12, 2001.
(o) The address of Dimensional Fund Advisors Inc. ("DFA") is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. This information is included in reliance upon a Schedule 13G filed by DFA with the Commission on February 6, 2001.

                             ELECTION OF DIRECTORS

                        DIRECTORS STANDING FOR ELECTION

     The Board of Directors currently consists of eight (8) directors divided into three classes, having three-year terms that expire in successive years.

WHO ARE THE NOMINEES THIS YEAR?

     The current terms of office of Messrs. Miller, Calvano and Gregor, who are directors in Class I, expire at the Annual Meeting. The Board proposes that Messrs. Miller, Calvano and Gregor, be re-elected to Class I for a new term of three years and until their successors are duly elected and qualified.

WHAT IF A NOMINEE IS UNWILLING TO SERVE?

     Each of the nominees has consented to serve a three-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. In no event will proxies be voted for the election of more than two nominees to the Board of Directors.

WHAT IS THE BACKGROUND OF THIS YEAR'S NOMINEES?

     CLASS I DIRECTORS.  The directors standing for election are:

     Sanford Miller, 48, has been the Chairman of the Board of Directors and Chief Executive Officer and a director since April 1994. From August 1991 to August 1994, he was Vice President of Tranex Rentals of New York, Inc. ("Tranex"), which operated the Albany and Rochester Budget franchises, and from December 1991 to August 1994, was Vice President of Capital City Leasing, Inc. ("Capital City"), which operated the Richmond, Virginia Budget franchise. From 1989 to 1991, Mr. Miller served as Director of Marketing, Special Accounts, for Budget Rent a Car Corporation ("BRACC"). From 1981 to 1989, Mr. Miller was an executive officer and principal stockholder of corporations that owned and operated 30 Budget franchises that were sold to BRACC in 1989. From 1979 to 1981, he was North East Regional Field Operation Manager for BRACC. Mr. Miller served as President of the American Car Rental Association, a nationwide industry trade association, in 1993 and Chairman of the Licensee Local Market Advisory Board of the Budget System in 1989 and 1990. Mr. Miller is also a director of Tranex Credit Corporation and Peninsula Bank of Central Florida and is the Chairman of the Board of College Foundation, Inc., Oswego State University. Mr. Miller is the first cousin of Mr. Agronin, a Class III director of Budget.

     James F. Calvano, 64, was first elected as a director in August 1994. During May to October 2000, Mr. Calvano served as a consultant for Budget's international operations. Since January 1999, Mr. Calvano has been a consultant for MoneyGram Payment Systems, Inc ("MoneyGram"), a provider of electronic money transfer services, where he served as Chairman of the Board, Chief Executive Officer and a director from December 1996 to July 1998 and was a consultant from February 1996 to December 1996. From June 1991 to February 1996, he was the Executive Vice President of Marketing for Travelers Group, a subsidiary of Travelers, Inc. From November 1993 to February 1995, he was Chief Administrative Officer of Travelers Insurance Companies. From June 1991 to May 1993, Mr. Calvano was President and Chief Operating Officer of New Valley Corp. From January 1989 to December 1990, Mr. Calvano was President and Chief Executive Officer of Carlson Travel Group and Executive Vice President of Carlson Companies Inc. From November 1986 to December 1988, he served as President of Commercial Credit Corp. and Executive Vice President of Primerica Corp. Mr. Calvano served American Express Travel Related Services Co., Inc. as its Vice Chairman, President of Payment Systems Division, USA and President of Consumer Financial Services Division, USA between October 1981 and November 1986. From 1972 to 1981, Mr. Calvano was employed by Avis and served in various capacities, including President and Chief Executive Officer, Executive Vice President and Chief Operation Officer and Group Vice President, Western Hemisphere. Mr. Calvano is a member of the Compensation Committee and the Finance Committee of the Board of Directors.

     Martin P. Gregor, 37, was first elected as a director in December 1996. Mr. Gregor serves as a managing director of McDonald Investments, Inc., where he began his employment as an associate in 1989. Mr. Gregor is Chairman of the Board's Compensation Committee and is a member of the Audit Committee.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. MILLER AND CALVANO AND GREGOR TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2004 OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

                         DIRECTORS CONTINUING IN OFFICE

WHAT IS THE BACKGROUND OF THE DIRECTORS NOT STANDING FOR ELECTION THIS YEAR?

     CLASS III DIRECTORS. The following Class III directors were elected at Budget's 1999 annual meeting for terms ending in 2002:

     Ronald D. Agronin, 63, was first elected as a director in April 1994. He has been a consultant for Black Clawson Company ("Black Clawson"), a manufacturer of paper making machinery, and United Container Machinery, Inc. ("United Container Machinery"), a corrugating machinery manufacturer, since April 1998. From 1993 to April 1998, Mr. Agronin was Vice Chairman of Black Clawson and President and Chief Executive Officer of United Container Machinery. He served as Executive Vice President and Chief Operating Officer of Black Clawson from 1987 to 1993. Mr. Agronin is the first cousin of Mr. Miller. Mr. Agronin is a member of the Audit Committee and the Chairman of the Finance Committee of the Board of Directors.

     John P. Kennedy, 56, was first elected as a director in April 1994 and served as Vice Chairman of the Board of Directors from May 1997 to December 1998. From August 1994 to May 1997, he was Budget's President and Chief Operating Officer. From November 1991 to August 1994, he was Chairman and President of Metro West, Inc., whose wholly owned subsidiary previously owned Budget's San Diego airport operations. From November 1990 to November 1991, he was an independent consultant to the vehicle rental industry. From July 1985 to August 1989, he served as President of NYRAC, Inc. d/b/a Budget Rent a Car of Kennedy and La Guardia Airports. From 1968 to 1984, he served in various capacities with Avis, Inc., including Vice President of Operations. Mr. Kennedy is the Chairman of the Nominating Committee and a member of the Finance Committee of the Board of Directors.

     CLASS II DIRECTORS. The following Class II directors were elected at Budget's 2000 annual meeting for terms ending in 2003

     Jeffrey D. Congdon, 57, was first elected as a director in April 1994. Mr. Congdon has served as Chairman of VPSI Acquisition Corporation since October 2000. He was Vice Chairman of the Board of Directors from January 1991 to May 31, 2000. From January 1991 to March 1998, Mr. Congdon also served as Budget's Chief Financial Officer. From December 1990 until March 1999, he was Secretary and Treasurer of Tranex Credit Corporation, which provided financing for purchases of previously owned vehicles. From 1980 to 1989, he was an executive officer and principal stockholder of corporations that owned and operated 30 Budget franchises that were sold to BRACC in 1989. From 1982 to 1996, Mr. Congdon owned and operated retail new and/or used vehicle sales operations in Indianapolis, Indiana.

     Dr. Stephen L. Weber, 59, was first elected as a director in April 1994. Since June 1996, Dr. Weber has been the President of San Diego State University. From August 1995 to June 1996, he was the Interim Provost of the State University of New York System. From 1988 until June 1996, he was President of the State University of New York, College at Oswego. Dr. Weber is a member of each the Nominating Committee and the Compensation Committee of the Board of Directors.

     F. Perkins Hixon, Jr., 42, was first elected as a director in April 1998. He has served since February 1996 as a managing director in Credit Suisse First Boston Corporation's ("CSFBC") New York Investment Banking Department, where he was first employed as an associate in 1985. Mr. Hixon also serves as a member of CSFBC's Worldwide Investment Banking and Investment Committees. Mr. Hixon is the Chairman of the Audit Committee and is a member of the Nominating Committee.

HOW ARE DIRECTORS COMPENSATED?

     CASH COMPENSATION. Non-employee directors receive an annual retainer of $30,000 plus $1,000 for attending each meeting of the directors and $500 for each director committee meeting. Directors who are also employees of Budget are not separately compensated for their service as directors.

     OPTIONS. Non-employee directors are eligible to participate in the Budget Group, Inc. 2000 Stock Plan. In 2000, Budget granted options to purchase an aggregate of 105,000 shares of Class A common stock to non-employee directors under the 2000 Stock Plan. These options were granted on May 12, 2000, expire on May 12, 2010 and are exercisable at a price of $4.0625 per share. The options vest in four equal annual installments beginning on May 12, 2001.

     On November 20, 2000, Messrs. Agronin, Calvano, Gregor, Hixon and Weber voluntarily agreed to the cancellation of options to purchase an aggregate of 122,500 shares of Class A common stock that were issued under the 1994 Directors' Plan. The exercise prices of the cancelled options ranged from $16.00 to $37.0625.

HOW OFTEN DID THE BOARD MEET DURING 2000?

     The Board of Directors met or acted by written consent nine times during 2000. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he served.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board of Directors has standing Nominating, Compensation, Finance and Audit Committees.

     NOMINATING COMMITTEE. The Nominating Committee consists of Messrs. Kennedy and Hixon and Dr. Weber. The Nominating Committee is responsible for nominating candidates for election to the Board of Directors. The Nominating Committee will consider nominees recommended by Budget's stockholders if the nomination is set forth in writing and delivered to Budget's General Counsel and Secretary at 125 Basin Street, Suite 210, Daytona Beach, Florida 32114. The Nominating Committee did not meet in 2000.

     COMPENSATION COMMITTEE. The Compensation Committee consists of Messrs. Gregor, Calvano and Dr. Weber. The Compensation Committee establishes salaries, incentives and other forms of compensation for senior officers of Budget, administers Budget's incentive compensation and benefit plans and recommends policies relating to such plans. The Compensation Committee met in person or by telephone twelve times and acted by unanimous written consent four times in 2000.

     FINANCE COMMITTEE. The Finance Committee consists of Messrs. Agronin, Calvano and Kennedy. The Finance Committee reviews and, where appropriate, makes recommendations to the Board of Directors with respect to the following matters:
(1) financial plans, financial performance, performance cash flow forecasts and other high level financial information; (2) financing facilities and other matters related to Budget's borrowings; (3) acquisitions, divestitures, and joint ventures; and (4) capital expenditures and leasing arrangements requiring approval of the Board of Directors. The Finance Committee met in person two times in 2000.

     AUDIT COMMITTEE. The Audit Committee consists of Messrs. Hixon, Agronin and Gregor. The Audit Committee reviews Budget's accounting practices, internal accounting controls and financial results and oversees the engagement of Budget's independent auditors, Arthur Andersen LLP. Management has primary responsibility for financial statements and the reporting process, including the systems of internal controls, and has represented to the Audit Committee that Budget's 2000 consolidated financial statements are in accordance with generally accepted accounting principles. The Audit Committee met in person or by telephone six times in 2000.

     The Audit Committee is responsible for, among other things, reviewing with our independent auditors the scope and results of their audit engagement.

AUDIT COMMITTEE REPORT

     In connection with the fiscal 2000 audit, the Audit Committee has:

     - reviewed and discussed with management Budget's audited consolidated financial statements to be included in our annual report on Form 10-K for the year ended December 31, 2000,

     - discussed with Arthur Andersen LLP the matters required to be discussed by Statement of Accounting Standards No. 61,

     - discussed with Arthur Andersen LLP whether various other services performed for Budget during 2000, primarily internal audit and consulting services, were compatible with Arthur Andersen LLP maintaining its independence, and

     - received from and discussed with Arthur Andersen LLP the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 and discussed with Arthur Andersen LLP independence.

     Based on the review and the discussions described above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     The Board of Directors has approved a written charter, a copy of which is attached to the Proxy Statement as Annex A. The members of the Audit Committee have been determined to be independent in accordance with the requirements of
Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards.

       Fiscal 2000 Audit Firm Fee Summary. During fiscal year 2000, Budget retained its principal auditor, Arthur Andersen, to provide services in the following categories and amounts:

Audit Fees..................................................  $1,849,000
Financial Information System Design and Implementation
  Fees......................................................  $        0
All Other Fees..............................................  $1,807,000

     The Audit Committee has considered whether the provision of non-audit services by the Company's principal auditor was compatible with maintaining auditor independence and has determined such services were not incompatible with maintaining auditor independence.

                                          THE AUDIT COMMITTEE
                                          F. Perkins Hixon, Jr., Chairman
                                          Ronald D. Agronin
                                          Martin P. Gregor

     The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (together, the "Acts"), except to the extent Budget specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information regarding Budget's executive officers:

NAME                                     AGE           POSITION(S) WITH BUDGET
----                                     ---   ---------------------------------------
Sanford Miller.........................  48    Chairman of the Board of Directors,
                                               Chief Executive Officer and Director
Mark R. Sotir..........................  37    President and Chief Operating Officer
William S. Johnson.....................  43    Executive Vice President and Chief
                                                 Financial Officer
Robert L. Aprati.......................  56    Executive Vice President, General
                                               Counsel and Secretary

     Each of the above executive officers was elected by the Board to hold office until the next annual election of officers and until his successor is elected and qualified or until his earlier resignation or removal.

     Mark R. Sotir has been President since January 2000 and Chief Operating Officer since May 3, 2000. He has served in management positions for BRACC since April 1995. He served as President, North America, BRACC from January 1999 to December 1999. From August 1998 to January 1999, he was Senior Vice President, Operations; from June 1997 to August 1998 he was Senior Vice President, Marketing; from June 1996 to June 1997 he was Vice President, Marketing; and from April 1995 to June 1996 he was Vice President, Revenue Management. Prior to joining BRACC, Mr. Sotir was Marketing Manager for The Coca-Cola Company from August 1994 to April 1995 and was Senior Production Manager from July 1993 to August 1994.

     William S. Johnson has been Executive Vice President and Chief Financial Officer since August 2000. From 1983 to 1999, Mr. Johnson was employed by BP Amoco p.l.c., where he served in various positions in corporate finance, business development, and general management. Most recently, he served as President of the Amoco Fabrics and Fibers Company.

     Robert L. Aprati has been Executive Vice President, General Counsel and Secretary of Budget since August 1997, was Senior Vice President, General Counsel and Secretary of BRACC from January 1988 to July 1997 and was Vice President, General Counsel and Secretary of BRACC from September 1978 to January 1988.

     For a description of the business experience of Mr. Miller, see the section entitled "ELECTION OF DIRECTORS -- Directors Standing for Election."

     Each of the above executive officers was elected by the Board of Directors to hold office until the next annual election of officers and until his successor is elected or qualified or until his earlier resignation or removal.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION SUMMARY TABLE

     The following table sets forth information concerning total compensation earned or paid to the Chief Executive Officer and the four other most highly compensated executive officers of Budget who served in such capacities during 2000 (the "Named Executive Officers") for services rendered to Budget during each of the last three fiscal years.

                                                                             LONG-TERM
                                                                            COMPENSATION
                                                                               AWARDS
                                             ANNUAL COMPENSATION            ------------
                                     ------------------------------------    SECURITIES
                                                           OTHER ANNUAL      UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY     BONUS    COMPENSATION(1)     OPTIONS      COMPENSATION(2)
---------------------------   ----   --------   -------   ---------------   ------------   ---------------
Sanford Miller..............  2000   $643,500        --         --            167,260        $   19,902
  Chairman of the Board       1999    607,625        --         --            155,000            24,354
  of Directors and Chief      1998    468,807   327,000         --            115,000             3,667
  Executive Officer
Mark R. Sotir...............  2000    436,538   575,000         --            500,000            13,038
  President, and Chief        1999    250,808    42,000         --             60,000             6,438
  Operating Officer           1998    173,785   100,000         --             41,500            42,902
William S. Johnson..........  2000    103,654        --         --            200,000               464
  Executive Vice President
  and Chief Financial
  Officer
Robert L. Aprati............  2000    247,308    45,000         --            174,000            15,524
  Executive Vice President,   1999    240,000    51,950         --             45,000            18,494
  General Counsel and         1998    220,444   150,000         --             50,000             2,969
  Secretary
Neal S. Cohen (3)...........  2000    203,269   250,000         --                 --           750,221
  Executive Vice President
  and Chief Financial
  Officer
Jeffrey D. Congdon(4).......  2000    201,057        --         --             15,000         3,185,344
  Vice Chairman of the        1999    425,000        --         --            135,000            32,062
  Board of Directors          1998    406,874   286,500         --             95,000             3,525

---------------

(1) While the Named Executive Officers enjoy certain perquisites, for fiscal years 2000, 1999 and 1998 these did not exceed the lesser of $50,000 or 10% of each Named Executive Officer's salary and bonus.
(2) For each of the Named Executive Officers, "All Other Compensation" includes amounts for:
     - Payment of life insurance premiums;
     - Payment of disability insurance premiums; and
     - Matching contributions under Budget's 401(k) Plan.

     The following table sets forth detailed information regarding this other compensation:

                                       LIFE INSURANCE       DISABILITY
NAME                                      PREMIUMS      INSURANCE PREMIUMS   MATCHING CONTRIBUTIONS
----                                   --------------   ------------------   ----------------------
Sanford Miller.......................     $15,827              $469                  $1,457
Mark R. Sotir........................      10,260               469                   1,900
William S. Johnson...................         165               195                       0
Robert L. Aprati.....................      11,456               469                   2,580
Neal S. Cohen........................           0                 0                       0
Jeffrey D. Congdon...................      22,215               195                   1,263

     For Mr. Miller, "All other compensation" also includes $1,080 related to an automobile allowance.
(3) Mr. Cohen became Executive Vice President and Chief Financial Officer on January 11, 2000 and resigned as Executive Vice President and Chief Financial Officer on August 8, 2000. Of the amount reported in "All other compensation" for Mr. Cohen received severance pay of $750,000.
(4) Mr. Congdon resigned as Vice Chairman of the Board of Directors on May 31, 2000. Mr. Congdon remains as a member of the Board of Directors. The amount reported in "All Other Compensation" for Mr. Congdon consists of a cash severance payment of $3,185,344. (See "Executive Severance Agreements" in the section entitled "Certain Relationships and Related Transactions")

OPTION CANCELLATIONS DURING 2000

     On November 20, 2000, Messrs. Miller, Sotir, and Aprati voluntarily agreed to the cancellation of options that were issued under the 1994 Employee Option Plan as follows:

                                                   NUMBER OF
                                                   SECURITIES
                                                   UNDERLYING                     FORMER
                                                    OPTIONS        EXERCISE     EXPIRATION
NAME                                               CANCELLED       PER SHARE      DATES
----                                               ----------      ---------    ----------
Sanford Miller.................................     115,000(1)     $30.875       2/26/08
                                                     90,000(1)      22.375       4/29/07
Mark R. Sotir..................................      41,500(2)      30.875       2/26/08
                                                     10,000(2)      22.375       4/29/07
Robert L. Aprati...............................      50,000(2)      30.875       2/26/08
                                                     50,000(2)      22.375       4/29/07

---------------

(1) Represents options to purchase shares of Class B common stock.
(2) Represents options to purchase shares of Class A common stock.

OPTION GRANTS DURING 2000 AND YEAR-END OPTION VALUES

     The following table describes the stock options granted under the 2000 Stock Plan to the Named Executive Officers in 2000:

                                                                                         POTENTIAL REALIZABLE
                                               INDIVIDUAL GRANTS                           VALUE AT ASSUMED
                           ----------------------------------------------------------       ANNUAL RATES OF
                           NUMBER OF      PERCENT OF TOTAL                                    STOCK PRICE
                           SECURITIES         OPTIONS                                        APPRECIATION
                           UNDERLYING        GRANTED TO      EXERCISE OR                  FOR OPTION TERM(3)
                            OPTIONS         EMPLOYEES IN     BASE PRICE    EXPIRATION   -----------------------
NAME                       GRANTED(1)      FISCAL YEAR(2)     PER SHARE       DATE          5%          10%
----                       ----------     ----------------   -----------   ----------   ----------   ----------
Sanford Miller...........   167,260(4)          5.78%          $4.0625      5/12/11     $  427,330   $1,082,938
Mark R. Sotir............   500,000(5)         17.27            4.0625      5/12/11      1,277,442    3,237,289
William S. Johnson.......   200,000(5)          6.91             3.625      5/12/11        455,949    1,155,463
Robert L. Aprati.........   174,000(5)          6.01            4.0625      5/12/11        444,550    1,126,577
Neal S. Cohen............   250,000(6)            (6)               (6)          (6)           -(6)         -(6)
Jeffrey D. Congdon.......         0              N/A               N/A          N/A            N/A          N/A

---------------

(1) Options granted to executive officers in 2000 vest in four equal annual installments on May 12 of each year during the four-year period ending May 12, 2004. Options granted to Mr. Johnson in 2000 vest in four equal installments on August 9 of each year during the four year period ending August 9, 2004.
(2) Options to purchase a total of 2,727,500 shares of Class A common stock and 167,200 shares of Class B common stock were granted to employees in 2000.
(3) Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). The 5% and 10% assumed annual rates of appreciation are recommended by the Securities and Exchange Commission rules and do not represent Budget's estimate or projection of the future price of Class A common stock. Budget does not believe that this method accurately illustrates the potential value of a stock option.
(4) Represents options to purchase shares of Class B common stock.
(5) Represents options to purchase shares of Class A common stock.
(6) Options to purchase 250,000 shares of Class A common stock granted in 2000 were forfeited upon Mr. Cohen's resignation from his position as Executive Vice President and Chief Financial Officer.

AGGREGATED OPTION EXERCISES DURING 2000 AND YEAR-END OPTION VALUES

     The following table sets forth certain information with respect to option exercises by the Named Executive Officers during 2000 and the value of options owned by the Named Executive Officers at December 31, 2000.

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                  OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                   SHARES                      DECEMBER 31, 2000           DECEMBER 31, 2000(1)
                                  ACQUIRED      VALUE     ---------------------------   ---------------------------
NAME                             ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                             -----------   --------   -----------   -------------   -----------   -------------
Sanford Miller.................       0           0         77,500         244,760          $0             $0
Mark R. Sotir..................       0           0         30,000         530,000           0              0
William S. Johnson.............       0           0              0         200,000           0              0
Robert L. Aprati...............       0           0         22,500         196,500           0              0
Neal S. Cohen..................       0           0              0               0           0              0
Jeffrey D. Congdon.............       0           0              0          15,000(2)        0              0

---------------

(1) In accordance with Securities and Exchange Commission rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $2.03, the average of the high and low Class A common stock price reported for New York Stock Exchange transactions on December 29, 2000, the last trading day of 2000.
(2) Mr. Congdon was granted these options under the 2000 Stock Plan on May 12, 2000 in his capacity as a non-employee director.

     As of December 31, 2000, options to purchase a total of 1,318,334 shares of Class A common stock and 155,000 shares of Class B common stock with exercise prices ranging from $6.063 to $36.438 per share were outstanding under the 1994 Employee Option Plan. Options to purchase a total of 2,173,000 shares of Class A common stock and 167,260 shares of Class B common stock with exercise prices ranging from $1.938 to $4.063 per share were outstanding under the 2000 Stock Plan.

     On March 26, 2001, the closing sales price of the Class A common stock on the New York Stock Exchange was $1.82.

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on Budget's Class A common stock against the cumulative total return of the Standard & Poors 500 Index, the Dow Jones Industrial Index, Budget's peer group index for 2000 (the "2000 Peer Group") and Budget's peer group index for 1999 (the "1999 Peer Group"). The 2000 Peer Group consists of Avis Group Holdings, Inc., ANC Rental Corporation, Hertz Corporation, Dollar Thrifty Automotive Group, Inc. and Amerco. The 1999 Peer Group consists of Avis Group Holdings, Inc., Hertz Corporation, Dollar Thrifty Automotive Group, Inc., Amerco, AutoNation, Inc. and United Auto Group, Inc. In revising its former peer group index, Budget took into consideration its disposal of lines of business, primarily the car sales business, and a reassessment of Budget's position in the marketplace. The stock performance graph assumes $100 was invested on December 31, 1995 and measures the return thereon at various points based on the closing price of the Class A common stock on the dates indicated.

                                                                            DOW JONES
                                       BGI               S&P 500           INDUSTRIAL        2000 PEER GROUP     1999 PEER GROUP
                                       ---               -------           ----------        ---------------     ---------------
12/31/95                            100.0000            100.0000            100.0000            100.0000            100.0000
12/31/96                            217.7165            120.2637            126.0137            166.6667            157.0202
12/31/97                            102.3622            157.5552            154.5449            140.3015            136.3411
12/31/98                             53.5433            199.5730            179.4257            131.4008            114.9587
12/31/99                             59.8425            238.5417            224.6795            118.6330            122.0998
12/31/00                             13.3858            214.3555            210.7992            100.0595            100.7531

     The Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either of the Acts, except to the extent Budget specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Budget's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee consists entirely of directors who are not employees of Budget to ensure that executive compensation is determined in an objective manner. In addition to determining the salary and bonus compensation for Budget's most highly compensated executive officers, the Compensation Committee administers the 1994 Employee Option Plan and the 2000 Stock Plan and, accordingly, determines the nature, timing and amount of option grants to executive officers.

     Executive Officer Compensation Policy. Budget is engaged in a highly competitive and dynamic industry, and Budget's success depends in large part upon its ability to attract, motivate, retain and reward executive officers. The Compensation Committee endeavors to align the long-term interests of Budget, its stockholders and its management in determining executive compensation. The Compensation Committee believes the mutuality of interests between Budget's executive officers and Budget's stockholder is strengthened by increasing executive officer's ownership of Common Stock through equity-based compensation. A significant portion of executive officer compensation, therefore, generally consists of stock option grants and restricted stock awards.

     At least annually the Compensation Committee reviews the individual contributions and performance of each executive officer, as well as prior compensation granted. The Compensation Committee takes into account the Chief Executive's recommendation as well as various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for executive officers. In particular, the Compensation Committee considers several financial performance measures, including stock price, revenue growth and net income, as well as the individual executive's work experience, level of responsibility and contribution to Budget's long-term success. It also monitors executive compensation levels of certain comparably sized public companies to ensure Budget's executive compensation levels remain competitive.

     Executive compensation decisions in 2000 were largely considered in light of the need to attract and motivate seasoned, new executive officers to Budget who are able to make valuable contributions to Budget's success. The Board of Directors also considered the restructuring and other initiatives implemented by Budget in 2000 and the need to attract and retain qualified executive officers to implement these initiatives.

     Chief Executive Officer Compensation. The compensation of the Chief Executive Officer, Mr. Miller, is established by the Compensation Committee and reviewed and adjusted at least annually. Mr. Miller's compensation is principally comprised of a base salary, a bonus, stock option grants and restricted stock awards which compensation package is primarily based upon Budget's revenue growth, net income per share and other achievements. In determining the reasonableness of the compensation awarded to Mr. Miller in 2000, the Compensation Committee applied the policies and factors discussed above with an emphasis on his continuing importance to the strategic direction and growth of Budget.

     Mr. Miller's base salary for the year 2000 was $643,500 per year. Budget paid Mr. Miller no bonus for the year 2000; however, Mr. Miller was granted options to purchase 167,200 shares of Class B common stock under the 2000 Stock Plan with an exercise price equal to $4.0625 (the "Strike Price"), the fair market value of the underlying stock on the date prior to the date of grant, and a restricted stock award of 207,400 shares of Class A common stock. Budget will issue the shares to Mr. Miller contained within the restricted stock award according to the following schedule: (1) the first one-fourth of the number of shares will be issued when the fair market value (the closing price of a share of stock as reported by The Wall Street Journal) of the shares equals or exceeds 110% of the Strike Price for 20 consecutive trading days; (2) the second one-fourth of the number of shares will be issued when the fair market value of the shares equals or exceeds 120% of the Strike Price for 20 consecutive trading days; (3) the third one-fourth of the number of shares will be issued when the fair market value of the shares equals or exceeds 130% of the Strike Price for 20 consecutive trading days; and (4) the remaining one-fourth of the number of shares will be issued when the fair market value of the shares equals or exceeds 140% of the Strike Price for 20 consecutive trading days.

     The Committee has determined that it is unlikely that Budget would pay any amounts for 2000 that would result in a loss of the federal income tax deduction under Section 162(m) of the Internal Revenue Code of 1986, as amended, and accordingly, has not recommended that any special actions be taken or that any plans or programs be revised at this time.

                                          THE COMPENSATION COMMITTEE
                                          Martin P. Gregor, Chairman
                                          Dr. Stephen L. Weber
                                          James F. Calvano

     The Compensation Committee Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (together, the "Acts"), except to the extent Budget specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Gregor, a director who served on Budget's Compensation Committee in 2000, is a managing director of McDonald Investments, Inc. ("McDonald"), an investment banking firm which periodically performs services for Budget for which it receives compensation. McDonald has been appointed as consultant to the Budget Group, Inc. SavingsPlus Plan and the Budget Rent a Car Corporation Employees' Pension Plan and is responsible for establishing, implementing and supervising Investment Policies and other related services. McDonald is entitled to receive cash compensation of $290,000 annually, which is charged to the plans proportionately based on the amount of services provided.

     Mr. Calvano was compensated for consulting services rendered for Budget during 2000. See the section entitled "Certain Relationships and Related Transactions."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CONSULTING SERVICES

     Mr. Calvano provided consulting services to Budget from May to October of 2000 for which he was paid an aggregate of $84,000 and an option under the 2000 Stock Plan to purchase 15,000 shares of Class A common stock on May 12, 2000 at an exercise price of $4.0625.

EXECUTIVE SEVERANCE AGREEMENTS

     Budget has entered into a severance agreement (the "Severance Agreement") with each of the Named Executive Officers (each an "Executive") which provides for severance payments and benefits to the Executive if his employment is terminated under various circumstances described therein. Under each Severance Agreement, if an Executive's employment is terminated (a) voluntarily by the Executive within one year after a "change in control" of Budget, (b) by reason of the Executive's death or "disability", (c) within one year after the occurrence of certain other events constituting "good reason" or (d) involuntarily terminated without "cause" (as such terms are defined in the Severance Agreement), the Executive generally would be entitled (i) to receive a lump sum payment due within 30 days of termination in an amount of three times the sum of the Executive's annual base salary rate plus certain bonus amounts,
(ii) to receive his base salary and a pro rated portion of his target bonus through the date of termination, (iii) to receive certain contributions (or equivalents) under the Budget Defined Contribution Retirement Plan and the Budget SavingsPlus Plan, (iv) to continue to participate in Budget's insurance benefit programs for 36 months, (v) to use two Company cars for 36 months and
(vi) to receive certain other benefits.

     On August 8, 2000, Mr. Cohen resigned as Executive Vice President and Chief Financial Officer. In connection with an agreement upon his resignation, Mr. Cohen received a cash severance payment in the amount of $750,000. In addition, Budget waived the right to seek return of a $250,000 signing bonus and temporary living expenses paid by the Company.

     Mr. Congdon resigned as Vice Chairman of the Board of Directors on May 31, 2000. Mr. Congdon received a cash severance payment in the amount of $3,185,344. As part of the severance package Budget acquired from Mr. Congdon 38,498 shares of Class A common stock that he had purchased under the December 6, 1998 executive stock purchase program in exchange for the cancellation of the $499,937 receivable. The shares acquired under the executive stock purchase program were financed by Key Bank and guaranteed by Budget.

LEASES

     Alabama. Our Mobile, Alabama airport service facility is leased from Messrs. Miller and Congdon and another individual. This lease terminates July 14, 2004 and is not subject to any renewal options. Rental payments under the lease were approximately $72,264 in 2000.

     Florida. Our Gainesville, Florida airport service facility is leased from Mr. and Mrs. Miller, Mr. and Mrs. Congdon and another individual. This lease terminates May 31, 2004, subject to renewal. Rental payments under the lease were approximately $54,670 in 2000. Our Tallahassee, Florida airport service facility is leased from Mr. Miller, Mr. Miller's brother-in-law and an unrelated individual. This lease terminates May 31, 2004. Rental payments under the lease were approximately $63,131 in 2000.

     Indiana. Mr. Congdon had a 50% equity interest in CM Land Management, LP, an entity that owned a retail car sales facility in Indianapolis, Indiana which was leased to Budget. Budget sold its Indiana car sales operations in May 2000 and the lease was assumed by the purchaser. Rental payments under the lease totaled approximately $115,500 in 2000.

     New York. Our Rochester, New York airport facility is leased from a partnership formed by Mr. Miller and a former employee of Budget. This lease terminates in 2013, subject to renewal. Rental payments under the lease were approximately $99,279 in 2000. Our La Guardia, New York airport service facility is leased from Messrs. Miller, Congdon and Kennedy. This lease terminates April 30, 2005, subject to renewal. Rental payments under the lease were approximately $743,893 in 2000.

     Ohio. We lease one of our Dayton, Ohio retail car sales facilities from MCK Real Estate Corporation ("MCK"), which is owned by Messrs. Miller, Congdon and Kennedy. This lease terminates in June 2002, subject to renewal. Rental payments by us under the lease were approximately $12,500 in 2000. This property was sub-leased to a third party for the remainder of the term.

     Pennsylvania. Our Philadelphia, Pennsylvania retail vehicle sales facility, regional administrative headquarters and vehicle maintenance facility are leased from MCK. This lease was to terminate in September 2002, subject to renewal. Rental payments under the lease were approximately $374,672 in 2000. In January 2001, the lease was re-negotiated for a 10-year term beginning February 2001 at a reduced rent beginning at $240,000 per year.

     Virginia. Our Richmond, Virginia airport facility is leased from a partnership formed by Mr. Miller and another individual (the "Richmond Partnership"). This lease terminates in 2013, subject to renewal. Rental payments under the lease were approximately $108,504 in 2000. Our Chesterfield County, Virginia non-airport facility is also leased from the Richmond Partnership. This lease commenced in June 1994 and terminates in May 2014, subject to renewal. Rental payments under this lease were approximately $44,580 in 2000.

     All of the above leases are on a triple net basis (i.e., we are responsible for the payment of taxes, insurance and utilities and for the general maintenance of these facilities in addition to our obligations to pay base rent). We believe that these leases are on terms no less favorable to us than could be obtained from unaffiliated third parties.

PENINSULA BANK

     Mr. Miller is a director of Peninsula Bank of Central Florida, in Daytona Beach, Florida. We maintained a cash management account at that bank which had an average monthly balance during 2000 of approximately $181,300.

CREDIT SUISSE FIRST BOSTON CORPORATION

     Mr. Hixon, one of our directors, is a managing director of CSFBC, an investment banking firm which periodically performs fee-based services for us. CSFBC and its affiliates have provided extensive investment banking and advisory services to us in connection with certain of our debt facilities and public offerings of securities for customary fees. During 2000 CSFBC acted as the financial advisor to Budget in connection with the sale of Cruise America and VPSI for which approximately $1.55 million in fees were paid.

MCDONALD INVESTMENTS, INC.

     Mr. Gregor, one of our directors, is a managing director of McDonald, an investment banking firm which periodically performs services for Budget for which it receives customary compensation. McDonald has been appointed as consultant to the Budget Group Inc. SavingsPlus Plan and Budget Rent a Car Corporation Employees' Pension Plan and is responsible for establishing, implementing and supervising Investment Policies and other related services. McDonald is entitled to receive customary fees annually, which is charged to the plans proportionately based on the amount of services provided.

SALE OF BUSINESSES

     Budget completed its sale of VPSI, Inc. in September 2000 for approximately $26.2 million and the assumption of $51.1 million of fleet debt. Mr. Congdon, a director of Budget, owns a 40% interest in the purchaser of VPSI, VPSI Acquisition Corporation. Mr. Congdon is the Chairman of VPSI Acquisition Corporation.

     In June 2000 Budget sold its three retail car sales units located in Colorado for approximately $3.7 million. Two directors of the Company, Messrs. Congdon and Kennedy, each own a one-third interest in the purchaser. A standard license agreement was entered into between the purchaser and a subsidiary of Budget under which the purchaser will continue to use the Budget name in return for customary licensing fees.

EXECUTIVE STOCK PURCHASE PROGRAM

     In August 2000, Budget repaid to Key Bank the approximate $3.5 million loan that was extended to executives participating in the executive stock purchase program conducted on December 6, 1998. After the Company paid the loan due to Key Bank, it established a receivable for each participant in the program who remained employed by the Company. Shares of stock acquired under the executive stock purchase program by participants who have left the Company's employment were transferred to the Company upon their departure in exchange for a cancellation of the receivable due from the participants. A receivable was established for Mr. Miller in the amount of $499,937; Mr. Aprati in the amount of $249,969 and for Mr. Sotir in the amount of $124,991. The Company is adopting a procedure to acquire the shares of stock, which were the subject of the executive stock purchase program, held by Messrs. Miller, Aprati and Sotir and to cancel the receivables attributed to those shares.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires Budget's directors and executive officers and persons who own more than 10% of a registered class of Budget's equity securities to file with the Commission initial reports of ownership and statements of changes in ownership of common stock and other equity securities of Budget. Based solely upon a review of such reports furnished to Budget and certain representations of such persons, all such persons complied with the
Section 16(a) reporting requirements except for the following inadvertent late filings: (i) the initial statement of beneficial ownership on Form 3 required to be filed by Mr. Johnson within ten days after his becoming a reporting officer of Budget on August 9, 2000 was filed on February 2, 2001; (ii) the purchase of 1,000 shares of Class A common stock on May 16, 2000 by Mr. Agronin which was reportable on a Form 4 due by June 10, 2000, the purchase of 2,000 shares of Class A common stock on November 2, 2000 by Mr. Agronin which was reportable on a Form 4 due by December 10, 2000 and the sale of 200 shares of Class A common stock on December 21, 2000 by Mr. Agronin which was reportable on a Form 4 due by January 10, 2001, which three transactions were reported on the Form 5 for December 31, 2000 filed on February 13, 2001; the purchase of 200 shares of Class A common stock on January 31, 2001 by Mr. Agronin which was reportable on a Form 4 due by February 10, 2001 was reported on a Form 4 filed on February 16, 2001; and (iii) the purchase of 25,000 shares of Class A common stock on March 17, 2000 by Mr. Calvano which was reportable on a Form 4 due by April 10, 2000 was reported on a Form 4 filed on April 25, 2000.

                              INDEPENDENT AUDITORS

     Arthur Andersen LLP served as Budget's independent accountants for the fiscal year ending December 31, 2000. Arthur Andersen LLP has served as Budget's independent accountants since 1996.

     Representatives of Arthur Andersen LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, Budget knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to Budget will be voted in accordance with the recommendation, in accordance with the judgment of the proxy holder.

                             ADDITIONAL INFORMATION

     STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING. Stockholders interested in presenting a proposal for consideration at Budget's annual meeting of stockholders in 2001 must present such proposal in writing to the Secretary of Budget in accordance with the bylaws of Budget and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. Such proposal must be delivered to the principal executive offices of Budget not less than sixty (60) nor more than ninety (90) days prior to the scheduled date of the meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than seventy (70) days' notice or prior public disclosure of the scheduled date of the meeting is given or made, the stockholder must deliver such proposal no later than the close of business on the fifteenth (15th) day following the earlier of the day on which such notice of the scheduled date of the meeting was mailed or such public disclosure was made. Any stockholder proposal must include (1) a brief description of the business or proposal desired to be brought before the meeting and the reasons for conducting such business or considering such proposal at the meeting; (2) the name and address of the stockholder; (3) the class and number of shares of capital stock of Budget which are beneficially owned by the stockholder and (4) any financial or other material interest of the stockholder in such business or proposal. In addition, any stockholder proposal for the nomination of an individual for election to the Board of Directors of Budget must include (a) the name, age, business address and residence address of the person; (b) the principal occupation or employment of the person; (c) the class and number of shares of capital stock of Budget which are beneficially owned by the person and
(d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A of the Exchange Act.

     WE WILL PROVIDE, WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY HOLDER OF OUR COMMON STOCK OF RECORD AS OF THE CLOSE OF BUSINESS ON MARCH 26, 2001, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT EXHIBITS THERETO. WE WILL PROVIDE COPIES OF THE EXHIBITS UPON WRITTEN REQUEST BY ELIGIBLE STOCKHOLDERS, AND WE MAY IMPOSE A REASONABLE FEE FOR PROVIDING SUCH EXHIBITS. REQUESTS FOR COPIES OF THE EXHIBITS TO OUR ANNUAL REPORT ON FORM 10-K SHOULD BE MAILED TO:
BUDGET GROUP, INC., ATTN: INVESTOR RELATIONS, 4225 NAPERVILLE ROAD, LISLE, ILLINOIS 60532-3662.

     PROXY SOLICITATION COSTS. The proxies being solicited hereby are being solicited by Budget. The cost of soliciting proxies in the enclosed form will be borne by Budget. Budget has retained MacKenzie Partners, 156 Fifth Avenue, PH 3, New York, New York 10010, to aid in the solicitation. For these services, Budget will pay MacKenzie Partners a fee of $12,500 and reimburse it for certain out-of-pocket disbursements and expenses. Officers and regular employees of Budget may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Budget will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                                    ANNEX A
                               BUDGET GROUP, INC.

                            AUDIT COMMITTEE CHARTER

                               BUDGET GROUP, INC.
                                AUDIT COMMITTEE
                                    CHARTER

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

     - the Corporation's financial reports and other financial information provided to any governmental body or to the public;

     - the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics; and

     - the Corporation's auditing, accounting and financial reporting processes.

     The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     - Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

     - Provide an open channel of communication among the independent accountants, senior management, the internal auditing department and the Board of Directors.

     The independent accountants shall be ultimately accountable to the Board of Directors and the Committee.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of their independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

     The members of the Committee shall be elected by the Board annually or until their successors shall be duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee.

III. MEETINGS

     The Committee shall meet as often as circumstances dictate, but at least quarterly. Meetings may be in person or by telephone and minutes should be kept with minutes of meetings of the full Board of Directors. The Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

  Documents/Reports Review

     1. Review and reassess the adequacy of this Charter at least annually, and revise this Charter as conditions dictate.

     2. Review the Corporation's annual financial statements and any other similar reports or financial information submitted to any governmental body or to the public, including any certification, report, opinion, or review rendered by the independent accountants.

     3. Review the regular internal written reports to management prepared by the internal auditing department and management's response.

     4. Review with financial management and the independent accountants the quarterly report on Form 10-Q prior to its filing or prior to the quarterly release of earnings.

     5. Recommend to the Board of Directors whether the annual audited financial statements should be included in the Corporation's Annual Report on Form 10-K.

     6. Prepare a report for inclusion in the Corporation's annual proxy statement that describes the Committee's composition and responsibilities, and how the Committee discharged those responsibilities.

  Independent Accountants

     7. Annually recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

     8. On an annual basis, the Committee should review and discuss with the independent accountants a formal written statement delineating all relationships between the independent accountants and the Corporation to determine the accountants' independence.

     9. Review the performance of the independent accountants and approve any proposed termination of the independent accountants when circumstances warrant.

     10. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

     11. Discuss with the independent accountants, at least annually, the matters required by SAS#61.

  Financial Reporting Processes

     12. In consultation with the independent accountants and the internal auditors, annually review the integrity of the Corporation's financial reporting processes, both internal and external.

     13. Consider the independent accountants' written judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     14. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practice as suggested in writing by the independent accountants, management, or the internal auditing department.

  Process Improvement

     15. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

     16. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department, as appropriate, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     17. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

     18. Review with management the independent accountants and the internal auditing department, as appropriate, the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

  Legal Compliance

     19. Review, on a periodic basis, the activities, organizational structure and qualifications of the Corporation's internal audit department.

     20. Review, on a periodic basis, with the Corporation's general counsel, legal compliance matters including the Corporation's corporate securities trading policies.

     21. Review with the Corporation's general counsel at least annually, any legal matter that could have a significant impact on the Corporation's financial statements.

     22. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

PROXY


                                BUDGET GROUP, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 17,2001

         The undersigned hereby appoints SANFORD MILLER and ROBERT L. APRATI, and each of them, Proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of stock of Budget Group, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 17, 2001, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said Proxies are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.



                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)




--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -




         PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                                                                                                  Please mark
                                                                                                                  your votes as [X]
                                                                                                                  indicated in
                                                                                                                  the example.

                                             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE PROPOSAL.
                                                 FOR            WITHHOLD
                                                 ALL              ALL
Directors Recommend:                           NOMINEES         NOMINEES
A vote for the Election of the Following         [ ]              [ ]         In their discretion, the Proxies are
Nominees of Class I Directors:                                                authorized to vote upon such other
                                                                              business as may properly come before
01 - Sanford Miller   02 - James F. Calvano   03 - Martin P. Gregor           the Annual Meeting.

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)

                                                                                         THIS PROXY WHEN PROPERLY EXECUTED WILL BE
                                                                                         VOTED IN THE MANNER DIRECTED HEREIN BY
                                                                                         THE UNDERSIGNED STOCKHOLDER. IF NO
                                                                                         DIRECTION IS MADE, THIS PROXY WILL BE
                                                                                         VOTED "FOR" ALL PROPOSALS. IF ANY OTHER
                                                                                         MATTERS ARE PROPERLY REPRESENTED AT THE
                                                                                         ANNUAL MEETING FOR ACTION TO BE TAKEN
                                                                                         THEREUNDER, THIS PROXY WILL BE VOTED ON
                                                                                         SUCH MATTERS BY THE PERSONS NAMED AS
                                                                                         PROXIES HEREIN IN ACCORDANCE WITH THEIR
                                                                                         BEST JUDGMENT.


Signature(s)                                                                                                Date:             2001
            -----------------------------------------------------------------------------------------------      -------------
Please sign exactly as your name or names appear hereon. Where more than one owner is shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this Proxy is submitted by a corporation, limited liability company or partnership, it should be executed in the full entity name by a duly authorized officer, member or partner, as the case may be.
-----------------------------------------------------------------------------------------------------------------------------------
                                               - FOLD AND DETACH HERE -









                                                 YOUR VOTE IS IMPORTANT.
                                            PLEASE RETURN YOUR PROXY PROMPTLY.